                                                                    Exhibit 99.1

UNITED STATES DISTRICT COURT
NORTHERN DISTRICT OF NEW YORK
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DENNIS C. VACCO AND JOSEPH E. BERNSTEIN,
INDIVIDUALLY IN THEIR CAPACITIES AS LITIGATION
TRUSTEES OF THE CATSKILL LITIGATION TRUST,

                        PLAINTIFFS,

-AGAINST-                                             07-CV-663

HARRAH'S OPERATING COMPANY, INC., AND
CLIVE CUMMIS,

                        DEFENDANTS.
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THOMAS J. MCAVOY,
SENIOR UNITED STATES DISTRICT JUDGE

                             DECISION & ORDER

I. INTRODUCTION

      Plaintiffs commenced this action "to enforce a money-judgment (the
'Judgment') for $1,787,000,000, plus interest and costs, issued by a Native
American tribal court against non-Native Americans." Compl. P. 6. The Judgement was issued on default in the Tribal Court of the Saint Regis Mohawk Tribe on
March 20, 2001. Id. P. P. 11-22. Two prior actions commenced in this Court concerned the same judgment. The first, PARK PLACE ENTERTAINMENT CORP., ET AL.
V. ARQUETTE, ET AL., 00-CV-0863, sought, INTER ALIA, to enjoin the Tribal Court action. SEE Compl. P. 8(a); SEE ALSO Compl. in PARK PLACE ENTERTAINMENT CORP.,
ET AL. V. ARQUETTE, ET AL., 00-CV-0863 ("the Injunction Action"). The second,
ARQUETTE ET AL. V. PARK PLACE ENTERTAINMENT CORP. & CUMMIS, 01-CV-1058, sought to enforce the Judgment. See Compl. P. 8(a); SEE ALSO Compl. in ARQUETTE ET AL.
V. PARK PLACE ENTERTAINMENT CORP. & CUMMIS, 01-CV-1058 ("the First Enforcement
Action"). Both prior actions were dismissed without prejudice based upon a reported settlement. Compl. P. 8(a); SEE ALSO 3/31/03 "Judgment Dismissing
Action Based Upon Settlement" in the Injunction Action [dkt. # 50 in that action]; 3/31/03 "Judgment Dismissing Action Based Upon Settlement" in the First
Enforcement Action [dkt. # 56 in that action].

      The current action seeks, "in effect, [to] reinstate[]" the First
Enforcement Action. Compl. P. 8(a). Defendants move to dismiss the actioN pursuant Fed. R. Civ. P. 12(b)(6) on the grounds that: (a) the named Plaintiffs are improper parties because they obtained their interest in the Judgment pursuant to an assignment prohibited by New York Judiciary Law ss. 489(1); and
(b) the issue raised in this action was previously settled. SEE GENERALLY, Def.
Mem. L. [dkt. # 16-2]. Plaintiffs have opposed the motion. SEE GENERALLY Plt.
Mem. L. [dkt. # 17-1].

II. DISCUSSION

      In ruling on a Rule 12(b)(6) motion, the Court accepts the allegations contained in the complaint as true and draws all reasonable inferences in favor of the nonmoving party. GREGORY V. DALY, 243 F.3d 687, 691 (2d Cir. 2001).
Consideration is generally limited to the facts as presented within the four corners of the complaint, to documents attached to the complaint, or to documents incorporated within the complaint by reference. HAYDEN V. COUNTY OF
NASSAU, 180 F.3d 42, 54 (2d Cir. 1999). The pleadings, orders and docket sheet entries from the two prior actions could be considered on this motion. See PANI

V. EMPIRE BLUE CROSS BLUE SHIELD, 152 F.3d 67, 75 (2d Cir. 1998)(docket sheets are public records of which the court could take judicial notice); see also
CHAMBERS V. TIME WARNER, INC., 282 F.3d 147, 152-53 (2d Cir. 2002)("Even where a document is not incorporated by reference, the court may nevertheless consider it where the complaint relies heavily upon its terms and effect, which renders the document integral to the complaint.") (internal citations and quotations omitted). However, the movant relies upon documents and matters beyond the pleadings, documents, orders and docket sheet entries from this and the two prior actions. See Carpinello Decl. and Exs.

      As to the propriety of the named Plaintiffs bringing this action, it is asserted in the Complaint that "Plaintiffs are individuals who are duly appointed Litigation Trustees of the Catskill Litigation Trust." Compl. P. 1.
"Under the trust agreement, as amended, governing the Trust, Plaintiffs have the power to hold and manage the assets of the trust, including all of the claims asserted in this action, and are, therefore, the real parties to this controversy for purposes of diversity jurisdiction." Id. Defendants argue, however, that

      [a]ccording to Form 8-K filed with the Securities and Exchange
      Commission on January 24, 2007, the Catskill Litigation Trust
      entered into an agreement with the St. Regis Mohawk Tribe and the Arquette Parties whereby the Tribe and the Arquette Parties assigned any and all claims they had relating to the subject of the tribal action to the trust in return for 50% of the proceeds of any recovery in this action . . . .

            The agreement, which is called the Joint Alliance Agreement, is attached as an exhibit to Form 8-K, is unequivocally a
      champertous relationship prohibited by Section 489(1) of the New
      York Judiciary Law. That section prohibits any corporation or association from taking an assignment of a claim for the purpose of bringing an action thereon, which is expressly and
      unequivocally the purpose of the Joint Alliance Agreement.

Def. Mem. L. pp. 10-11.

      While Plaintiffs submit declarations and exhibits in opposition to the motion, see Lazaro Decl and Exs.; Rhodes-Devey Decl.; Vacco Decl & Exs.; White

Decl. & Exs., their first argument is that the instant motion should be summarily denied because it "is a premature motion for summary judgment . . .
[that] does not conform to the MANDATORY rules of this Court regarding motions for summary judgment." Plf. Mem. L. In Opp. p. 3 (emphasis in original), SEE
ALSO id. at pp. 22-24 (arguing that the motion is an improper and incomplete
Rule 56 motion). Clearly, to address Defendants' argument the Court must examine facts beyond those alleged in the Complaint, and must review documents that are neither attached to, nor or incorporated by reference within, the Complaint.

      Similarly, on that portion of the motion contending that the subject matter of the present action was settled by a prior binding oral agreement, both parties reference extrajudicial pre- and post-settlement discussions. Much of this information is presented through attorney declarations. While many of the contentions in the declarations rely on the historical record, and while the
Court has no reason to doubt the veracity of the attorneys' assertions, there are some areas of dispute that may be material to the Court's ultimate determination of whether a binding settlement agreement was reached on the subject matter of this action. See WINSTON V. MEDIAFARE ENTM'T CORP., 777 F. 2d
78, 80 (2d Cir. 1985)(establishing a four pronged test to determine whether parties, who orally agree to settle a matter but fail to fully execute documents to that end, should be bound by the oral agreement).1

      Despite the authority to convert a Rule 12 motion to one for summary judgment, the Court is concerned that such a procedure will offer neither

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      (1)The  four  prongs  are:  (1)  whether  there has been an  express reservation of the right not to be bound in the absence of a writing;  (2)
whether there has been partial  performance  of the contract;  (3) whether all of the terms of the alleged  contract  have been agreed upon;  and (4)
whether the  agreement  at issue is the type of  contract  that is usually committed  to  writing.  POWELL V.  OMNICOM,  497 F. 3d 124,  129 (2d Cir.
2007)(citing WINSTON, 777 F. 2d at 80).

finality nor be the most economical method to the resolve the instant dispute.
If converted on the present record, the resulting decision may be subject to challenge on the ground that the losing party was not afforded proper notice or was not sufficiently prepared to proceed under the rubric of a summary judgment motion. Further, conversion on the present record deprives the Court of the time-saving mechanism of competing Local Rule 7.1(a)(3) Statements of Material
Facts. See N.D.N.Y.L.R. 7.1(a)(3).

      Accordingly, the Court will deny the motion with leave to renew the issues raised in the instant motion under Rule 56.(2) If either party is in need of any discovery prior to submission of, or opposition to, a Rule 56 motion on the issues raised in the present Rule 12 motion, that party should immediately apply to Magistrate Judge Peebles for limited discovery on these issues.

III. CONCLUSION

      For the reasons discussed above, Defendants' motion to dismiss the action is DENIED WITH LEAVE TO RENEW pursuant to Rule 56 of the Federal Rules of Civil
Procedure.

IT IS SO ORDERED

DATED:December 4, 2007

                                    /s/ Thomas J. McAvoy
                                    ----------------------------------
                                    Thomas J. McAvoy
                                    Senior, U.S. District Judge

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      2 If the case survives a Rule 56 challenge on the issues presented in the Rule 12(b)(6) motion, both parties will be entitled to move under Rule 56 on other grounds in a subsequent motion.